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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07611

                          Pioneer Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2005 through September 30, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                      VALUE
                                      FUND

                                     Annual
                                     Report

                                     9/30/06


[LOGO] PIONEER
       Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               16
Schedule of Investments                                                       18
Financial Statements                                                          23
Notes to Financial Statements                                                 33
Report of Independent Registered Public Accounting Firm                       44
Trustees, Officers and Service Providers                                      45

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Mature and emerging market economies around the world showed moderate improvement after a flat second quarter. The U.S. saw some resurgence of growth, which we expect to continue through the fourth quarter of 2006 and into 2007, although this growth may be slow with housing sector measures down in recent months. While inflation pressures have risen slightly in recent months, we believe the United States may now be at the end of the Fed's monetary tightening cycle. Mature economies, led by Japan, remain firm, as do European economic prospects, with strong GDP data reflecting the broad-based strength seen in crucial indicators.

U.S. economic growth was back on track after lackluster market results prior to Labor Day. Consumer spending rose with receding gas prices, just in time for the back-to-school season, which retailers now consider the second most lucrative period after the Christmas season. U.S. economic growth is in line with our projections; we anticipate U.S. GDP finishing with a level of around 3.0% for 2006.

In our view, the pace of corporate earnings growth should slow amid pressure from high raw materials costs and moderating economic growth. However, modest U.S. dollar depreciation and improving growth overseas should offer some support to U.S. earnings.

The European economy continues to improve and appears to be at its healthiest in six years, with business confidence showing improvement across sectors and consumers becoming more optimistic. While business sentiment indicators have had a tendency to over-estimate growth in recent years, their broad-based improvement across countries since 2005 is a clear sign that European economic growth should continue through 2006.

The positive long-term drivers of emerging markets remain in place: improving domestic growth and inflation stability; structural reform; debt sustainability and favorable demographics. Together, the emerging markets' current account surplus is at record highs while external debt as a percentage of GDP is at its lowest since 1991.

In summary, we think that despite the existence of some inflation pressures seen by the Federal Reserve and its counterparts in developed economies, it seems as if interest rates will remain mostly unchanged. U.S. economic growth is expected to remain positive, as it

Letter

should among the developed nations for the remainder of 2006. Any further geopolitical issues and rising energy prices could lead to deceleration, but not a derailment from the current healthy pace of economic growth, as investment is expected to remain robust, benefiting from sustained internal and international demand worldwide.

Our cautiously optimistic outlook reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/06
--------------------------------------------------------------------------------

In the following discussion, Aaron Clark, lead portfolio manager, reviews the market and the economy and describes the factors that affected Pioneer Value Fund's performance during the 12-month period ended September 30, 2006.

Q: Please discuss the Fund's performance versus its benchmark and Lipper peers.

A: During the 12 months ended September 30, 2006, the Class A shares of Pioneer Value Fund returned 7.89% at net asset value. In comparison, the average return of the 505 funds in its Lipper peer group, Large-Cap Value Funds, was 11.99%. The Fund's benchmark, the Russell 1000 Value Index, returned 14.62%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: The Fund produced a strong absolute return yet underperformed its benchmark. What was the cause of this?

A: The past 12 months was a period of robust performance for the broader U.S. stock market, largely as a result of the continued environment of steady economic growth and robust corporate earnings. Value stocks performed particularly well, as traditional value-oriented sectors such as financials, basic materials, industrials and utilities all outperformed the broader market.

     While this backdrop was positive for the Fund, a handful of misses in individual stocks led to underperformance. Most notably, the Fund did not hold a position in ExxonMobil, which outperformed the energy sector as a whole on the strength of its record earnings. Since the stock makes up 6% of the benchmark, our decision not to own its shares had an outsized impact on the Fund's relative performance. Also detracting from returns were the Fund's holdings in Sprint Nextel, which reported weaker-than-expected subscriber growth, and Dow Chemical, which fell sharply

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     from its November 2005 peak on concerns about slower earnings. Both stocks were eliminated from the portfolio as of September 30, 2006.

     Our approach is to use fundamental research to build a portfolio of stocks whose prices do not fully reflect what we believe is the intrinsic value of the underlying company. One outcome of this approach is that the portfolio tends to be focused in about 40-60 stocks in which we hold the highest level of conviction. As a result, two or three underperforming positions can weigh on relative performance in the short-term. However, we believe that our focus on purchasing shares in undervalued companies will stand the Fund in good stead over time.

Q:   What were some holdings that helped performance?

A: We generated strong performance through our stock selection in the consumer discretionary sector, where the largest individual contributor was the cable provider Comcast. The stock was the Fund's largest overweight relative to the benchmark earlier in the year, but its substantial rally during the second half of the reporting period - when the stock climbed from about $26 to near $37 - caused its shares to move closer to what we saw as its intrinsic value. We reduced the Fund's weighting in Comcast as a result, but we continued to hold a reduced position as the reporting period came to an end.

     Our stock picks in the utilities sector also outperformed, due largely to a nice rally in TXU Corp., a Texas-based electricity provider. In financials, which represents the largest sector weighting in the Fund at 29.03% of assets as of September 30, 2006, we added value through positions in Allstate, which rallied late in the period when it became evident that this year's hurricane season would be relatively tame in comparison to 2005, and Amvescap, the U.K.-based investment manager that reported sharply rising earnings behind a steady climb in its assets under management.

Pioneer Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/06                              (continued)
--------------------------------------------------------------------------------

Q: What notable changes did you make to the portfolio throughout the reporting period?

A: We made more shifts in the Fund than we typically do during a 12-month period, and so the portfolio's turnover was higher than would ordinarily be the case. A large portion of this activity occurred in the energy sector, where we elected to take profits in a number of stocks whose market values had risen near, or in some cases above, what we believed was their intrinsic value. The majority of these sales were in oil services stocks - including Halliburton, Transocean and Ensco International - and in drillers such as Occidental Petroleum, Devon Energy and Anadarko Petroleum. While we redeployed some of the proceeds of these sales within the energy sector by adding to positions in Conoco Phillips, Marathon Oil and Suncor Energy, we also moved some money out of energy and into areas where we found more attractive values. As a result, the Fund's weighting in energy declined during the course of the annual reporting period.

Q:   What were some of the areas where you made purchases?

A: Although the stock market has been performing well, we continue to find a wealth of investment opportunities in individual companies. The reason for this is that the types of high-quality, large-cap stocks we tend to favor have also been the least popular with investors in recent years. For example, there are a number of companies whose sales and earnings have doubled in the past eight years, but whose stocks nonetheless have been moving sideways during this time - a reflection of declining valuations. We believe this apathy toward mega-cap stocks on the part of investors has created opportunities, and we have sought to take advantage of this by adding a number of stocks to the portfolio, including Home Depot, Dell Computer, Hewlett-Packard, Cisco Systems, 3M, Merck and Kimberly-Clark. We also purchased shares of Freescale Semiconductor, which subsequently was taken over by a private equity consortium at a premium approximately 40% above our average purchase price. Overall, we are pleased to have had the chance to add these high-quality companies as long-term holdings in the Fund.

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   What is your overall view on the value segment of the market at present?

A: While past performance is no guarantee of future results, of course, the long-term track record of large-cap value stocks has been outstanding relative to the broader market. In fact, the Russell 1000 Value Index has outperformed both large-cap growth stocks (as measured by the Russell 1000 Growth Index) and the large-cap segment as a whole (as measured by the Russell 1000 Index) over the one-, three-, five-, ten-, and 15-year intervals. Despite this long stretch of outperformance for the asset class, we believe there are still a wealth of opportunities to invest in high-quality, undervalued individual companies. In addition, the ongoing strength of the U.S. economy, together with the growing likelihood that the Federal Reserve is near finished with its long of series of interest rate increases, continue to offer support for the market as a whole. We believe this environment will continue to provide fertile ground in which to employ our bottom-up approach to individual stock selection.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Value Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 9/30/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

U.S. Common Stocks                                                         87.7%
Temporary Cash Investments                                                  4.7%
Depositary Receipts for International Stocks                                4.2%
International Common Stocks                                                 3.4%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

Financials                                                                 30.2%
Health Care                                                                13.9%
Energy                                                                     12.9%
Consumer Staples                                                           11.3%
Information Technology                                                      8.5%
Utilities                                                                   6.7%
Industrials                                                                 5.3%
Telecommunication Services                                                  5.1%
Consumer Discretionary                                                      3.7%
Materials                                                                   2.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.   Allstate Corp.                                                    5.45%
    2.   Wachovia Corp.                                                    4.28
    3.   Schering-Plough Corp.                                             4.28
    4.   American International Group, Inc.                                4.16
    5.   ConocoPhillips                                                    4.15
    6.   Verizon Communications, Inc.                                      3.80
    7.   Altria Group, Inc.                                                3.75
    8.   Bristol-Myers Squibb Co.                                          3.57
    9.   Merck & Co., Inc.                                                 3.46
   10.   Citigroup, Inc.                                                   3.37

* The list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Value Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

     Class        9/30/06         9/30/05
     -----        -------         -------
       A          $18.55          $17.55
       B          $17.36          $16.40
       C          $17.33          $16.39
   Investor       $18.56          $17.57
       R          $17.87          $17.10
       Y          $18.67          $17.59

Distributions Per Share
--------------------------------------------------------------------------------

                             10/1/05 - 9/30/06
                             -----------------
              Net Investment     Short-Term      Long-Term
    Class         Income       Capital Gains   Capital Gains
    -----         ------       -------------   -------------
     A            $0.2460         $0.0033          $0.1131
     B            $0.0200         $0.0033          $0.1131
     C            $0.0300         $0.0033          $0.1131
  Investor        $0.2925         $0.0033          $0.1131
     R            $  -            $0.0033          $0.1131
     Y            $0.2421         $0.0033          $0.1131


--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-15.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/06                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of September 30, 2006)

                               Net Asset      Public Offering
Period                        Value (NAV)       Price (POP)
10 Years                        6.82%             6.19%
5 Years                         8.01              6.74
1 Year                          7.89              1.69
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
DOCUMENT.]

Date                Pioneer Value Fund              Russell 1000 Value Index
9/96                     $ 9,425                            $10,000
                         $13,755                            $14,231
9/98                     $10,458                            $14,743
                         $11,699                            $17,503
9/00                     $13,605                            $19,063
                         $12,397                            $17,364
9/02                     $10,317                            $14,421
                         $12,684                            $17,935
9/04                     $14,845                            $21,615
                         $16,895                            $25,222
9/06                     $18,229                            $28,909

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/06                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of September 30, 2006)

Period                        If Held     If Redeemed
10 Years                       5.65%         5.65%
5 Years                        6.81          6.81
1 Year                         6.74          2.74
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
DOCUMENT.]

Date                Pioneer Value Fund              Russell 1000 Value Index
9/96                     $10,000                            $10,000
                         $14,459                            $14,231
9/98                     $10,879                            $14,743
                         $12,035                            $17,503
9/00                     $13,817                            $19,063
                         $12,457                            $17,364
9/02                     $10,256                            $14,421
                         $12,421                            $17,935
9/04                     $14,402                            $21,615
                         $16,225                            $25,222
9/06                     $17,318                            $28,909

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/06                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of September 30, 2006)
Period                      If Held        If Redeemed
 10 Years                    5.64%            5.64%
 5 Years                     6.79             6.79
 1 Year                      6.68             6.68
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
DOCUMENT.]

Date                Pioneer Value Fund              Russell 1000 Value Index
9/96                     $10,000                            $10,000
                         $14,451                            $14,231
9/98                     $10,895                            $14,743
                         $12,056                            $17,503
9/00                     $13,845                            $19,063
                         $12,463                            $17,364
9/02                     $10,246                            $14,421
                         $12,460                            $17,935
9/04                     $14,411                            $21,615
                         $16,227                            $25,222
9/06                     $17,312                            $28,909

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/06                                 INVESTOR CLASS SHARES

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of September 30, 2006)

Period                        If Held        If Redeemed
Life-of-Class
(12/10/04)                     8.71%            8.71%
1 Year                         8.11             8.11
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
DOCUMENT.]

Date                Pioneer Value Fund              Russell 1000 Value Index
12/04                    $10,000                            $10,000
9/05                     $10,488                            $10,572
9/06                     $11,338                            $12,117

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Certain Pioneer funds (the "Funds") issued Investor Class shares in connection with the reorganization of Safeco mutual funds. The Funds are not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. All Investor Class shares of the Funds, whenever issued, convert to Class A shares of their respective Funds on December 10, 2006. Investor Class shares are not subject to sales charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table does not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/06                                        CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of September 30, 2006)

Period                        If Held        If Redeemed
10 Years                       5.87%            5.87%
5 Years                        6.63             6.63
1 Year                         5.22             5.22
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
DOCUMENT.]

Date                Pioneer Value Fund              Russell 1000 Value Index
9/96                     $10,000                            $10,000
                         $14,524                            $14,231
9/98                     $10,986                            $14,743
                         $12,228                            $17,503
9/00                     $14,150                            $19,063
                         $12,830                            $17,364
9/02                     $10,624                            $14,421
                         $13,020                            $17,935
9/04                     $15,056                            $21,615
                         $16,810                            $25,222
9/06                     $17,687                            $28,909

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/06                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of September 30, 2006)

Period                        If Held        If Redeemed
10 Years                       6.92%            6.92%
5 Years                        8.22             8.22
1 Year                         8.31             8.31
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
DOCUMENT.]

Date                Pioneer Value Fund              Russell 1000 Value Index
9/96                     $10,000                            $10,000
                         $14,595                            $14,231
9/98                     $11,097                            $14,743
                         $12,414                            $17,503
9/00                     $14,437                            $19,063
                         $13,155                            $17,364
9/02                     $10,948                            $14,421
                         $13,459                            $17,935
9/04                     $15,761                            $21,615
                         $18,030                            $25,222
9/06                     $19,529                            $28,909

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Performance for periods prior to the inception of Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to their inception (8/11/04) would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Value Fund

Based on actual returns from April 1, 2006 through September 30, 2006.

Share Class                A            B            C        Investor         R            Y
-------------------------------------------------------------------------------------------------
Beginning Account      $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value On 4/1/06

Ending Account         $1,033.03    $1,027.33    $1,026.66    $1,033.66    $1,021.16    $1,034.58
Value On 9/30/06

Expenses Paid          $    4.79    $   10.32    $   10.31    $    3.67    $   15.61    $    2.81
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, 2.03%, 2.03%, 0.72%, 3.08% and 0.55% for Class A, Class B, Class C, Investor Class, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Value Fund

Based on a hypothetical 5% return per year before expenses, reflect ing the period from April 1, 2006 through September 30, 2006.

Share Class                A            B            C        Investor         R            Y
-------------------------------------------------------------------------------------------------
Beginning Account      $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value On 4/1/06

Ending Account         $1,020.36    $1,014.89    $1,014.89    $1,021.46    $1,009.63    $1,022.31
Value On 9/30/06

Expenses Paid          $    4.76    $   10.25    $   10.25    $    3.65    $   15.52    $    2.79
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, 2.03%, 2.03%, 0.72%, 3.08% and 0.55% for Class A, Class B, Class C, Investor Class, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Pioneer Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/06
--------------------------------------------------------------------------------

   Shares                                                                   Value
               COMMON STOCKS - 96.0%
               Energy - 12.4%
               Integrated Oil & Gas - 10.5%
1,181,600      Chevron Corp.*                                      $   76,638,576
2,917,370      ConocoPhillips*                                        173,671,036
   93,000      Hess Corp.*                                              3,852,060
1,445,000      Suncor Energy, Inc.*                                   104,112,250
1,264,600      USX-Marathon Group, Inc.*                               97,247,740
                                                                   --------------
                                                                   $  455,521,662
                                                                   --------------
               Oil & Gas Equipment & Services - 1.9%
1,495,600      Technip                                             $   85,024,483
                                                                   --------------
               Total Energy                                        $  540,546,145
                                                                   --------------
               Materials - 2.2%
               Diversified Metals & Mining - 1.7%
1,402,700      Freeport-McMoRan Copper & Gold, Inc. (Class B)*     $   74,707,802
                                                                   --------------
               Gold - 0.5%
  525,000      Newmont Mining Corp.*                               $   22,443,750
                                                                   --------------
               Total Materials                                     $   97,151,552
                                                                   --------------
               Capital Goods - 4.3%
               Construction, Farm Machinery & Heavy Trucks - 1.5%
  801,400      Deere & Co.                                         $   67,245,474
                                                                   --------------
               Industrial Conglomerates - 2.8%
  800,000      3M Co.*                                             $   59,536,000
2,156,400      Tyco International, Ltd.                                60,357,636
                                                                   --------------
                                                                   $  119,893,636
                                                                   --------------
               Total Capital Goods                                 $  187,139,110
                                                                   --------------
               Transportation - 0.8%
               Railroads - 0.8%
  815,000      Norfolk Southern Corp.*                             $   35,900,750
                                                                   --------------
               Total Transportation                                $   35,900,750
                                                                   --------------


18   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                                  Value
               Media - 3.0%
               Broadcasting & Cable TV - 3.0%
2,972,800      Clear Channel Communications, Inc. (b)             $   85,765,280
1,246,600      Comcast Corp.*(b)                                      45,937,210
                                                                  --------------
                                                                  $  131,702,490
                                                                  --------------
               Total Media                                        $  131,702,490
                                                                  --------------
               Retailing - 0.5%
               Home Improvement Retail - 0.5%
  600,000      Home Depot, Inc.*                                  $   21,762,000
                                                                  --------------
               Total Retailing                                    $   21,762,000
                                                                  --------------
               Food & Drug Retailing - 0.9%
               Food Retail - 0.9%
1,678,200      Kroger Co.*                                        $   38,833,548
                                                                  --------------
               Total Food & Drug Retailing                        $   38,833,548
                                                                  --------------
               Food, Beverage & Tobacco - 6.6%
               Packaged Foods & Meats - 3.0%
  830,000      Campbell Soup Co.                                  $   30,295,000
1,756,900      General Mills, Inc.                                    99,440,540
                                                                  --------------
                                                                  $  129,735,540
                                                                  --------------
               Tobacco - 3.6%
2,050,000      Altria Group, Inc.                                 $  156,927,500
                                                                  --------------
               Total Food, Beverage & Tobacco                     $  286,663,040
                                                                  --------------
               Household & Personal Products - 3.4%
               Household Products - 2.7%
1,804,900      Kimberly-Clark Corp.                               $  117,968,264
                                                                  --------------
               Personal Products - 0.7%
  950,000      Avon Products, Inc.*                               $   29,127,000
                                                                  --------------
               Total Household & Personal Products                $  147,095,264
                                                                  --------------
               Health Care Equipment & Services - 1.5%
               Health Care Equipment - 1.1%
3,209,800      Boston Scientific Corp.*                           $   47,472,942
                                                                  --------------
               Managed Health Care - 0.4%
  435,200      AETNA, Inc.*                                       $   17,212,160
                                                                  --------------
               Total Health Care Equipment & Services             $   64,685,102
                                                                  --------------

 The accompanying notes are an integral part of these financial statements.   19

Pioneer Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/06                                      (continued)
--------------------------------------------------------------------------------

   Shares                                                                   Value
               Pharmaceuticals & Biotechnology - 11.9%
               Pharmaceuticals - 11.9%
5,989,400      Bristol-Myers Squibb Co.                            $  149,255,848
3,448,800      Merck & Co., Inc.*                                     144,504,720
8,100,000      Schering-Plough Corp.                                  178,929,000
  875,000      Wyeth*                                                  44,485,000
                                                                   --------------
                                                                   $  517,174,568
                                                                   --------------
               Total Pharmaceuticals & Biotechnology               $  517,174,568
                                                                   --------------
               Banks - 7.3%
               Diversified Banks - 4.1%
3,209,900      Wachovia Corp.*                                     $  179,112,420
                                                                   --------------
               Thrifts & Mortgage Finance - 3.2%
  725,000      Freddie Mac*                                        $   48,089,250
2,092,300      Washington Mutual, Inc.*                                90,952,281
                                                                   --------------
                                                                   $  139,041,531
                                                                   --------------
               Total Banks                                         $  318,153,951
                                                                   --------------
               Diversified Financials - 10.5%
               Asset Management & Custody Banks - 1.5%
5,850,000      Amvescap Plc*                                       $   63,493,311
                                                                   --------------
               Investment Banking & Brokerage - 2.7%
1,532,100      Merrill Lynch & Co., Inc.                           $  119,840,862
                                                                   --------------
               Diversified Financial Services - 6.3%
2,500,900      Bank of America Corp.*                              $  133,973,213
2,838,600      Citigroup, Inc.                                        140,993,262
                                                                   --------------
                                                                   $  274,966,475
                                                                   --------------
               Total Diversified Financials                        $  458,300,648
                                                                   --------------
               Insurance - 11.2%
               Life & Health Insurance - 2.0%
4,425,000      UNUM Corp. (b)                                      $   85,800,750
                                                                   --------------
               Multi-Line Insurance - 4.0%
2,623,500      American International Group, Inc.*                 $  173,833,110
                                                                   --------------
               Property & Casualty Insurance - 5.2%
3,630,000      Allstate Corp.*                                     $  227,709,900
                                                                   --------------
               Total Insurance                                     $  487,343,760
                                                                   --------------

20  The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                                   Value
               Technology Hardware & Equipment - 6.3%
               Communications Equipment - 2.5%
1,248,700      Cisco Systems, Inc.*                                $   28,720,100
4,050,000      Nokia Corp. (A.D.R.)                                    79,744,500
                                                                   --------------
                                                                   $  108,464,600
                                                                   --------------
               Computer Hardware - 3.8%
2,885,800      Dell, Inc.*                                         $   65,911,672
1,457,100      Hewlett-Packard Co.                                     53,460,999
  535,000      IBM Corp.*                                              43,837,900
                                                                   --------------
                                                                   $  163,210,571
                                                                   --------------
               Total Technology Hardware & Equipment               $  271,675,171
                                                                   --------------
               Semiconductors - 1.9%
               Semiconductors - 1.9%
2,167,300      Freescale Semiconductor, Inc.*(b)                   $   82,465,765
                                                                   --------------
               Total Semiconductors                                $   82,465,765
                                                                   --------------
               Telecommunication Services - 4.9%
               Integrated Telecommunciation Services - 4.9%
1,300,000      BellSouth Corp.                                     $   55,575,000
4,274,900      Verizon Communications, Inc.                           158,727,037
                                                                   --------------
                                                                   $  214,302,037
                                                                   --------------
               Total Telecommunication Services                    $  214,302,037
                                                                   --------------
               Utilities - 6.4%
               Electric Utilities - 4.1%
1,770,000      Edison International                                $   73,702,800
1,850,000      Firstenergy Corp.                                      103,341,000
                                                                   --------------
                                                                   $  177,043,800
                                                                   --------------
               Gas Utilities - 0.6%
  350,000      Questar Corp.*                                      $   28,619,500
                                                                   --------------
               Independent Power Producer & Energy Traders - 1.7%
1,187,200      TXU Corp.*                                          $   74,223,744
                                                                   --------------
               Total Utilities                                     $  279,887,044
                                                                   --------------
               TOTAL COMMON STOCKS
               (Cost $3,651,319,670)                               $4,180,781,945
                                                                   --------------

  The accompanying notes are an integral part of these financial statements.  21

Pioneer Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/06                                      (continued)
--------------------------------------------------------------------------------

   Principal
      Amount                                                                 Value
                  TEMPORARY CASH INVESTMENTS - 4.8%
                  Repurchase Agreement - 3.9%
$168,500,000      UBS Warburg, Inc., 5.0%, dated 9/29/06,
                  repurchase price of $168,500,000 plus
                  accrued interest on 10/2/06, collateralized by
                  $166,058,000 U.S. Treasury Bill, 5.125%,
                  6/30/11                                           $  168,500,000
                                                                    --------------


      Shares
                  Time Deposits - 0.9%
  27,697,492      Dresdner Bank AG, 5.34%, 10/2/06                  $   27,697,492
   1,002,291      Dresdner Bank AG, 5.375%, 10/2/06                      1,002,291
  10,371,302      Royal Bank of Canada, 5.36%, 10/2/06                  10,371,302
                                                                    --------------
                                                                    $   39,071,085
                                                                    --------------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $207,571,085)                               $  207,571,085
                                                                    --------------
                  TOTAL INVESTMENT IN SECURITIES - 100.8%
                  (Cost $3,858,890,755)(a)                          $4,388,353,030
                                                                    --------------
                  OTHER ASSETS AND LIABILITIES - (0.8)%             $  (35,617,628)
                                                                    --------------
                  TOTAL NET ASSETS - 100.0%                         $4,352,735,402
                                                                    ==============

*        Non-income producing security.

(A.D.R.) American Depositary Receipt.

(a) At September 30, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $3,871,369,105 was as follows:

            Aggregate gross unrealized gain for all investments in which there is
            an excess of value over tax cost                                         $547,474,543
            Aggregate gross unrealized loss for all investments in which there is
            an excess of tax cost over value                                          (30,490,618)
                                                                                     ------------
            Net unrealized gain                                                      $516,983,925
                                                                                     ============

(b)      At September 30, 2006, the following securities were out on loan:

          Shares     Security                                                               Value
         703,000     Clear Channel Communications, Inc.                               $20,281,550
          29,100     Comcast Corp.*                                                     1,072,335
         239,800     Freescale Semiconductor, Inc.                                      9,124,390
         377,100     UNUM Corp.                                                         7,311,969
                                                                                      -----------
                     Total                                                            $37,790,244
                                                                                      ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2006 aggregated $3,680,994,026 and $3,997,619,387, respectively.


22   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 9/30/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities
    loaned of $37,790,244) (cost $3,858,890,755)               $4,388,353,030
  Receivables -
    Fund shares sold                                                2,898,042
    Dividends, interest and foreign taxes withheld                  8,254,390
  Other                                                               102,316
                                                               --------------
     Total assets                                              $4,399,607,778
                                                               --------------
LIABILITIES:
  Payables -
    Fund shares repurchased                                    $    4,015,328
    Upon return of securities loaned                               39,071,085
  Due to bank                                                       2,501,852
  Due to affiliates                                                   903,428
  Accrued expenses                                                    380,683
                                                               --------------
     Total liabilities                                         $   46,872,376
                                                               --------------
NET ASSETS:
  Paid-in capital                                              $3,281,058,207
  Undistributed net investment income                              23,985,777
  Accumulated net realized gain on investments and foreign
    currency transactions                                         518,235,201
  Net unrealized gain on investments                              529,462,275
  Net unrealized loss on foreign currency transactions
    and other assets and liabilities denominated in
    foreign currencies                                                 (6,058)
                                                               --------------
     Total net assets                                          $4,352,735,402
                                                               ==============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $3,852,831,997/207,748,398 shares)         $        18.55
                                                               ==============
  Class B (based on $37,116,227/2,138,621 shares)              $        17.36
                                                               ==============
  Class C (based on $8,722,781/503,307 shares)                 $        17.33
                                                               ==============
  Investor Class (based on $120,076,543/6,470,468 shares)      $        18.56
                                                               ==============
  Class R (based on $104,251/5,834 shares)                     $        17.87
                                                               ==============
  Class Y (based on $333,883,603/17,887,494 shares)            $        18.67
                                                               ==============
MAXIMUM OFFERING PRICE:
  Class A ($18.55 [divided by] 94.25%)                         $        19.68
                                                               ==============


  The accompanying notes are an integral part of these financial statements.  23

Pioneer Value Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 9/30/06

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $438,286)       $  97,560,634
  Interest                                                        7,323,863
  Income from securities loaned, net                                306,259
                                                              -------------
     Total investment income                                                       $ 105,190,756
                                                                                   -------------
EXPENSES:
  Management fees
   Basic Fee                                                     26,552,664
   Performance Adjustment                                        (3,858,205)
  Transfer agent fees and expenses
   Class A                                                        5,968,006
   Class B                                                          207,452
   Class C                                                           43,102
   Investor Class                                                   204,417
   Class R                                                            2,059
   Class Y                                                           10,790
  Distribution fees
   Class A                                                        9,446,290
   Class B                                                          430,702
   Class C                                                           89,254
   Class R                                                              509
  Administrative reimbursements                                     874,906
  Custodian fees                                                    141,643
  Registration fees                                                  81,186
  Professional fees                                                 174,310
  Printing expense                                                  102,807
  Fees and expenses of nonaffiliated trustees                        75,971
  Miscellaneous                                                      93,361
                                                              -------------
     Total expenses                                                                $  40,641,224
     Less fees paid indirectly                                                           (58,325)
                                                                                   -------------
     Net expenses                                                                  $  40,582,899
                                                                                   -------------
       Net investment income                                                       $  64,607,857
                                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                $ 547,121,123
   Other assets and liabilities denominated in
     foreign currencies                                          (1,398,491)       $ 545,722,632
                                                              -------------        -------------
  Change in net unrealized gain (loss) on:
   Investments                                                $(274,705,957)
   Other assets and liabilities denominated in
     foreign currencies                                              (6,058)       $(274,712,015)
                                                              -------------        -------------
  Net gain on investments and foreign currency transactions                        $ 271,010,617
                                                                                   -------------
  Net increase in net assets resulting from operations                             $ 335,618,474
                                                                                   =============


24   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 9/30/06 and 9/30/05, respectively

                                                            Year Ended        Year Ended
                                                             9/30/06           9/30/05
FROM OPERATIONS:
Net investment income                                    $   64,607,857    $   34,333,345
Net realized gain on investments and foreign
  currency transactions                                     545,722,632       365,072,131
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                        (274,712,015)      120,243,059
                                                         --------------    --------------
    Net increase in net assets resulting
     from operations                                     $  335,618,474    $  519,648,535
                                                         --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.25 and $0.12 per share, respectively)    $  (53,968,147)   $  (25,577,281)
    Class B ($0.02 and $0.00 per share, respectively)           (46,714)                -
    Class C ($0.03 and $0.00 per share, respectively)           (15,416)                -
    Investor Class ($0.29 and $0.07 per share,
     respectively)                                           (1,986,739)         (494,415)
    Class Y ($0.24 and $0.18 per share, respectively)        (4,420,701)          (88,697)
Net realized gain:
    Class A ($0.12 and $3.56 per share, respectively)       (26,160,347)     (712,796,982)
    Class B ($0.12 and $3.56 per share, respectively)          (340,908)       (5,912,060)
    Class C ($0.12 and $3.56 per share, respectively)           (64,584)       (1,766,558)
    Investor Class ($0.12 and $3.56 per share,
     respectively)                                             (818,170)       (6,586,748)
    Class R ($0.12 and $3.56 per share, respectively)              (842)           (3,431)
    Class Y ($0.12 and $3.56 per share, respectively)        (2,061,923)       (1,279,809)
                                                         --------------    --------------
     Total distributions to shareowners                  $  (89,884,491)   $ (754,505,981)
                                                         --------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  256,051,331    $  188,636,084
Shares issued in reorganization                                       -       567,020,957
Reinvestment of distributions                                78,542,681       705,941,513
Cost of shares repurchased                                 (722,484,976)     (521,289,250)
                                                         --------------    --------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                        $ (387,890,964)   $  940,309,304
                                                         --------------    --------------
    Net increase (decrease) in net assets                $ (142,156,981)   $  705,451,859
NET ASSETS:
Beginning of year                                         4,494,892,383     3,789,440,524
                                                         --------------    --------------
End of year                                              $4,352,735,402    $4,494,892,383
                                                         ==============    ==============
Undistributed net investment income                      $   23,985,777    $   22,048,959
                                                         ==============    ==============


The accompanying notes are an integral part of these financial statements.   25

Pioneer Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------

                                    '06 shares        '06 amount       '05 shares        '05 amount
CLASS A
Shares sold                           7,176,182    $  128,419,017        9,244,764    $  164,906,907
Share issued in reorganization                -                 -        6,351,296       110,131,470
Reinvestment of distributions         4,175,332        73,338,120       39,775,790       691,163,792
Less shares repurchased             (31,366,142)     (562,855,428)     (26,554,629)     (476,508,621)
                                    -----------    --------------      -----------    --------------
    Net increase (decrease)         (20,014,628)   $ (361,098,291)      28,817,221    $  489,693,548
                                    ===========    ==============      ===========    ==============
CLASS B
Shares sold                             247,037    $    4,146,733          338,605    $    5,696,208
Share issued in reorganization                -                 -        1,481,298        24,011,839
Reinvestment of distributions            21,488           352,191          329,840         5,377,266
Less shares repurchased              (1,249,104)      (20,901,280)        (845,504)      (14,304,832)
                                    -----------    --------------      -----------    --------------
    Net increase (decrease)            (980,579)   $  (16,402,356)       1,304,239    $   20,780,481
                                    ===========    ==============      ===========    ==============
CLASS C
Shares sold                             105,209    $    1,757,404          144,059    $    2,414,742
Reinvestment of distributions             4,360            71,345           93,738         1,527,246
Less shares repurchased                (150,906)       (2,543,440)        (206,212)       (3,491,263)
                                    -----------    --------------      -----------    --------------
    Net increase (decrease)             (41,337)   $     (714,691)          31,585    $      450,725
                                    ===========    ==============      ===========    ==============
INVESTOR CLASS
Shares sold                               1,559    $       28,334            7,745    $      134,553
Share issued in reorganization                -                 -        7,975,352       137,973,598
Reinvestment of distributions           144,180         2,534,381          370,664         6,503,458
Less shares repurchased                (826,285)      (14,816,419)      (1,202,747)      (21,250,235)
                                    -----------    --------------      -----------    --------------
    Net increase (decrease)            (680,546)   $  (12,253,704)       7,151,014    $  123,361,374
                                    ===========    ==============      ===========    ==============
CLASS R
Shares sold                               7,257    $      123,655            1,614    $       28,279
Reinvestment of distributions                49               838              193             3,302
Less shares repurchased                  (3,463)          (61,396)            (355)           (6,169)
                                    -----------    --------------      -----------    --------------
    Net increase                          3,843    $       63,097            1,452    $       25,412
                                    ===========    ==============      ===========    ==============
CLASS Y
Shares sold                           6,888,080    $  121,576,188          863,316    $   15,455,395
Share issued in reorganization                -                 -       16,968,012       294,904,050
Reinvestment of distributions           127,515         2,245,806           78,254         1,366,449
Less shares repurchased              (6,821,009)     (121,307,013)        (316,049)       (5,728,130)
                                    -----------    --------------      -----------    --------------
    Net increase                        194,586    $    2,514,981       17,593,533    $  305,997,764
                                    ===========    ==============      ===========    ==============


26   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
                                                                 9/30/06       9/30/05       9/30/04       9/30/03       9/30/02
CLASS A
Net asset value, beginning of period
                                                               $    17.55    $    18.83    $    16.25    $    15.29     $   19.12
                                                               ----------    ----------    ----------    ----------     ---------
Increase (decrease) from investment operations:
 Net investment income                                         $     0.28    $     0.14    $     0.14    $     0.11     $    0.15
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      1.09          2.26          2.62          3.20         (3.17)
                                                               ----------    ----------    ----------    ----------     ---------
  Net increase (decrease) from investment operations           $     1.37    $     2.40    $     2.76    $     3.31     $   (3.02)
Distributions to shareowners:
 Net investment income                                              (0.25)        (0.12)        (0.14)        (0.24)        (0.09)
 Net realized gain                                                  (0.12)        (3.56)        (0.04)        (2.11)        (0.72)
                                                               ----------    ----------    ----------    ----------     ---------
Net increase (decrease) in net asset value                     $     1.00    $    (1.28)   $     2.58    $     0.96     $   (3.83)
                                                               ----------    ----------    ----------    ----------     ---------
Net asset value, end of period                                 $    18.55    $    17.55    $    18.83    $    16.25     $   15.29
                                                               ==========    ==========    ==========    ==========     =========
Total return*                                                        7.89%        13.81%        17.04%        22.94%       (16.78)%
Ratio of net expenses to average net assets+                         0.94%         0.98%         1.02%         1.19%         1.16%
Ratio of net investment income to average net assets+                1.44%         0.85%         0.72%         0.85%         0.74%
Portfolio turnover rate                                                86%           53%           40%           40%           61%
Net assets, end of period (in thousands)                       $3,852,832    $3,997,849    $3,745,950    $3,424,962     $3,016,623
Ratios with reduction for fees paid indirectly:
 Net expenses                                                        0.94%         0.97%         1.02%         1.19%         1.16%
 Net investment income                                               1.44%         0.86%         0.72%         0.85%         0.74%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                                 9/30/06      9/30/05      9/30/04      9/30/03      9/30/02
CLASS B
Net asset value, beginning of period
                                                                 $ 16.40     $ 17.87      $ 15.45      $  14.71     $  18.53
                                                                 -------     -------      -------      --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.10     $ (0.04)     $ (0.04)     $  (0.13)    $  (0.08)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     1.00        2.13         2.50          3.08        (3.02)
                                                                 -------     -------      -------      --------     --------
  Net increase (decrease) from investment operations             $  1.10     $  2.09      $  2.46      $   2.95     $  (3.10)
Distributions to shareowners:
 Net investment income                                             (0.02)          -            -         (0.10)           -
 Net realized gain                                                 (0.12)      (3.56)       (0.04)        (2.11)       (0.72)
                                                                 -------     -------      -------      --------     --------
Net increase (decrease) in net asset value                       $  0.96     $ (1.47)     $  2.42      $   0.74     $  (3.82)
                                                                 -------     -------      -------      --------     --------
Net asset value, end of period                                   $ 17.36     $ 16.40      $ 17.87      $  15.45     $  14.71
                                                                 =======     =======      =======      ========     ========
Total return*                                                       6.74%      12.66%       15.95%      2111.00%      (17.68)%
Ratio of net expenses to average net assets+                        2.03%       2.03%        1.89%         2.69%        2.28%
Ratio of net investment income (loss) to average net assets+        0.32%      (0.21)%      (0.15)%       (0.66)%      (0.38)%
Portfolio turnover rate                                               86%         53%          40%           40%          61%
Net assets, end of period (in thousands)                         $37,116     $51,164      $32,440      $ 21,666     $ 17,976
Ratios with reduction for fees paid indirectly:
 Net expenses                                                       2.03%       2.02%        1.89%         2.68%        2.29%
 Net investment income (loss)                                       0.32%      (0.20)%      (0.15)%       (0.65)%      (0.39)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                                 9/30/06      9/30/05      9/30/04      9/30/03      9/30/02
CLASS C
Net asset value, beginning of period
                                                                 $ 16.39     $ 17.87      $ 15.49      $ 14.69      $  18.53
                                                                 -------     -------      -------      -------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.07     $ (0.04)     $ (0.09)     $ (0.12)     $  (0.10)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     1.02        2.12         2.51         3.13         (3.02)
                                                                 -------     -------      -------      -------      --------
  Net increase (decrease) from investment operations             $  1.09     $  2.08      $  2.42      $  3.01      $  (3.12)
Distributions to shareowners:
 Net investment income                                             (0.03)          -            -        (0.10)            -
 Net realized gain                                                 (0.12)      (3.56)       (0.04)       (2.11)        (0.72)
                                                                 -------     -------      -------      -------      --------
Net increase (decrease) in net asset value                       $  0.94     $ (1.48)     $  2.38      $  0.80      $  (3.84)
                                                                 -------     -------      -------      -------      --------
Net asset value, end of period                                   $ 17.33     $ 16.39      $ 17.87      $ 15.49      $  14.69
                                                                 =======     =======      =======      =======      ========
Total return*                                                       6.68%      12.60%       15.66%       21.61%       (17.79)%
Ratio of net expenses to average net assets+                        2.03%       2.08%        2.21%        2.48%         2.32%
Ratio of net investment income (loss) to average net assets+        0.34%      (0.25)%      (0.47)%      (0.44)%       (0.42)%
Portfolio turnover rate                                               86%         53%          40%          40%           61%
Net assets, end of period (in thousands)                         $ 8,723     $ 8,926      $ 9,168      $ 6,349      $  4,256
Ratios with reduction for fees paid indirectly:
 Net expenses                                                       2.03%       2.07%        2.20%        2.47%         2.32%
 Net investment income (loss)                                       0.34%      (0.24)%      (0.46)%      (0.43)%       (0.42)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      12/10/04 (a)
                                                      Year Ended           to
                                                        9/30/06          9/30/05
INVESTOR CLASS
Net asset value, beginning of period                  $  17.57          $ 17.30
                                                      --------          --------
Increase from investment operations:
  Net investment income                               $   0.31          $  0.15
  Net realized and unrealized gain on investments
   and foreign currency transactions                      1.09             1.15
                                                      --------          --------
   Net increase from investment operations            $   1.40          $  1.30
Distributions to shareowners:
  Net investment income                                  (0.29)           (0.07)
  Net realized gain                                      (0.12)           (0.96)
                                                      --------          --------
Net increase in net asset value                       $   0.99          $  0.27
                                                      --------          --------
Net asset value, end of period                        $  18.56          $ 17.57
                                                      ========          =======
Total return*                                             8.11%            7.54%(b)
Ratio of net expenses to average net assets+              0.72%            0.75%**
Ratio of net investment income to average
  net assets+                                             1.66%            1.03%**
Portfolio turnover rate                                     86%              53%
Net assets, end of period (in thousands)              $120,077          $125,647
Ratios with reduction for fees paid indirectly:
  Net expenses                                            0.72%            0.74%**
  Net investment income                                   1.66%            1.04%**

(a)  Investor Class shares were issued in reorganization on December 10, 2004.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
(b)  Not annualized.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


30   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                 4/1/03 (a)
                                                                  Year Ended     Year Ended     Year Ended           to
                                                                    9/30/06        3/30/05        3/30/04          9/30/03
CLASS R
Net asset value, beginning of period                               $ 17.10        $ 18.64        $ 16.24         $  13.91
                                                                   -------        -------        -------         --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $ (0.29)       $ (0.18)       $ (0.12)        $   0.05
 Net realized and unrealized gain on investments and foreign
  currency transactions                                               1.18           2.20           2.65             2.34
                                                                   -------        -------        -------         --------
  Net increase from investment operations                          $  0.89        $  2.02        $  2.53         $   2.39
Distributions to shareowners:
 Net investment income                                                   -              -          (0.09)           (0.06)
 Net realized gain                                                   (0.12)         (3.56)         (0.04)               -
                                                                   -------        -------        -------         --------
Net increase (decrease) in net asset value                         $  0.77        $ (1.54)       $  2.40         $   2.33
                                                                   -------        -------        -------         --------
Net asset value, end of period                                     $ 17.87        $ 17.10        $ 18.64         $  16.24
                                                                   =======        =======        =======         ========
Total return*                                                         5.22%         11.65%         15.64%           17.19%(b)
Ratio of net expenses to average net assets+                          3.08%          3.05%          2.79%            1.42%**
Ratio of net investment income (loss) to average net assets+         (0.66)%        (1.17)%        (1.02)%           0.71%**
Portfolio turnover rate                                                 86%            53%            40%              40%
Net assets, end of period (in thousands)                           $   104        $    34        $    10         $      1
Ratios with reduction for fees paid indirectly:
 Net expenses                                                         3.08%          3.03%          2.77%            1.42%**
 Net investment income (loss)                                        (0.66)%        (1.15)%        (1.00)%           0.71%**

(a)  Class R shares were first publicly offered on April 1, 2003.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             8/11/04 (a)
                                                  Year Ended   Year Ended         to
                                                    9/30/06      9/30/05       9/30/04
CLASS Y
Net asset value, beginning of period               $  17.59     $  18.84      $ 18.16
                                                   --------     --------      -------
Increase from investment operations:
  Net investment income                            $   0.33     $   0.12      $  0.02
  Net realized and unrealized gain on invest-
   ments and foreign currency transactions             1.11         2.37         0.66
                                                   --------     --------      -------
   Net increase from investment operations         $   1.44     $   2.49      $  0.68
Distributions to shareowners:
  Net investment income                               (0.24)       (0.18)           -
  Net realized gain                                   (0.12)       (3.56)           -
                                                   --------     --------      -------
Net increase (decrease) in net asset value         $   1.08     $  (1.25)     $  0.68
                                                   --------     --------      -------
Net asset value, end of period                     $  18.67     $  17.59      $ 18.84
                                                   ========     ========      =======
Total return*                                          8.31%       14.40%        3.74%(b)
Ratio of net expenses to average net assets+           0.55%        0.59%        0.61%**
Ratio of net investment income to average
  net assets+                                          1.84%        1.50%        1.37%**
Portfolio turnover rate                                  86%          53%          40%
Net assets, end of period (in thousands)           $333,884     $311,272      $ 1,872
Ratios with reduction for fees paid indirectly:
  Net expenses                                         0.55%        0.59%        0.61%**
  Net investment income                                1.84%        1.51%        1.37%**

(a)  Class Y shares were first publicly offered on August 11, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
(b)  Not annualized.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


32   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Value Fund (the Fund), is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is reasonable income and growth of capital.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

The Trustees have authorized the issuance of six classes of shares of the Fund. The Fund offers six classes of shares designated as Class A, Class B, Class C, Investor Class, Class R and Class Y shares. Investor Class shares were first issued on December 10, 2004. Class R shares were first publicly offered on April 1, 2003 and Class Y shares were first publicly offered on August 11, 2004. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's outstanding Investor Class shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively. There is no distribution plan for Class Y and Investor Class shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements, which are

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/06                                (continued)
--------------------------------------------------------------------------------

consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At September 30, 2006 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At September 30, 2006, the Fund reclassified $2,233,322 to decrease undistributed net investment income and $2,233,322 to increase accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005 were as follows:

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/06                                (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      2006              2005
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                    $61,272,548      $ 72,054,389
Long-term capital gain                              28,611,943       682,451,592
Return of capital                                            -                 -
                                                   -----------      ------------
  Total                                            $89,884,491      $754,505,981
                                                   ===========      ============
--------------------------------------------------------------------------------

The following shows the components of distributable earnings on a federal income tax basis at September 30, 2006.

--------------------------------------------------------------------------------
                                                                       2006
--------------------------------------------------------------------------------
Undistributed ordinary income                                     $   23,985,777
Undistributed long-term gain                                         530,713,551
Unrealized appreciation                                              516,977,867
                                                                  --------------
  Total                                                           $1,071,677,195
                                                                  ==============
--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of September 30, 2006, the Fund had no outstanding settlement or portfolio hedges.

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $181,584 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2006.

F.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Investor Class and Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Investor Class, Class R and Class Y shares can bear different transfer agent and distribution fees.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/06                                (continued)
--------------------------------------------------------------------------------

H.  Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in interest bearing bank deposits.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $5 billion, 0.575% on the next $5 billion and 0.55% on the excess over $10 billion. The basic fee is subject to a performance adjustment (limited to a maximum of -0.10% applied to average assets during the measurement period) based on the Fund's investment performance as compared with the Russell 1000[RegTM] Value Index over a rolling 36-month period. In addition, the fee is further limited to a maximum annualized rate adjustment of -0.10% (a "ceiling" and a "floor") applied to average assets during the current month. Effective August 1, 2004, PIM commenced a voluntary waiver of the minimum fee provision (the "floor"), but may reimpose it in the future. Pursuant to a shareowner vote on April 17, 2003 the benchmark was changed from the Lipper Growth & Income Funds Index effective May 1, 2003; however, the Lipper Growth & Income Index will be used for monthly periods prior to May 1, 2003 until it is eventually phased out. For the year ended September 30, 2006, the aggregate performance adjustment resulted in a decrease to the basic fee of $3,858,205. For the year ended September 30, 2006, the net management fee was equivalent to 0.51% of average daily net assets.

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Through December 10, 2006, PIM has agreed not to impose all or a portion of its management fees and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 1.10% of the average daily net assets attributable to Investor Class shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2006, $162,660 was payable to PIM related to management fees, administration costs and certain other services and is included in due to affiliates.

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $687,524 in transfer agent fees payable to PIMSS at September 30, 2006.

4.  Distribution and Service Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B, Class C and Class R shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in due to affiliates is $53,244 in distribution fees payable to PFD at September 30, 2006.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay as compensation to securities dealers, plan administrators or other service organizations that agree to provide certain services to retire-

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/06                                (continued)
--------------------------------------------------------------------------------

ment plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class Y and Investor Class shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. There is no CDSC for Class R shares. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2006, CDSCs in the amount of $83,118 were paid to PFD.

5.  Commission Recapture and Expense Offset Arrangements

Effective July 15, 2005, the Fund has entered into commission recapture arrangements with brokers with whom PIM places trades on behalf of the Fund where they provide services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. For the year ended September 30, 2006, expenses were reduced by $58,325 under this agreement. In addition, the Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended September 30, 2006, the Fund's expenses were not reduced under such arrangements.

6.  Line of Credit

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2%, on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the

Pioneer Value Fund
--------------------------------------------------------------------------------

year ended September 30, 2006, the Fund had no borrowings under this agreement.

7.  Merger Information

On December 8, 2004, beneficial owners of Safeco Large-Cap Value Fund (one of the series that comprised Safeco Common Stock Trust) approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on December 10, 2004, by exchanging all of the Safeco Fund's net assets for Investor Class shares, based on the Fund's Class A shares' ending net asset value. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

--------------------------------------------------------------------------------------------
                                                     Safeco
                            Pioneer                 Large-Cap                 Pioneer
                          Value Fund               Value Fund               Value Fund
                     (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
--------------------------------------------------------------------------------------------
Net Assets              $3,928,863,026            $137,973,598            $4,079,685,285
Shares
 Outstanding               227,295,131               7,250,390               235,410,358
Investor Class
 Shares
 Issued                              -                       -                 7,975,352
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                   Unrealized
                                                  Appreciation              Accumulated
                                                   on Closing              Realized Gain
                                                      Date               (on Closing Date)
--------------------------------------------------------------------------------------------
Safeco Large-Cap Value Fund                       $ 32,305,797              $ 14,519,243
--------------------------------------------------------------------------------------------


In addition, on September 22, 2005, beneficial owners of AmSouth Value Fund approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on September 23, 2005, by exchanging all of AmSouth Value Fund's net assets for Value Fund's shares, based on Value Fund's Class A, Class B, Class C, Investor Class, Class R and Class Y shares' ending net asset value, respectively. The following charts show the details of the reorganizations as of that closing date ("Closing Date"):

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/06                                (continued)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                              Pioneer                  AmSouth                  Pioneer
                            Value Fund               Value Fund               Value Fund
                       (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
----------------------------------------------------------------------------------------------
Net Assets
Class A                   $3,846,864,590           $110,131,470             $3,956,996,060
Class B                   $   26,743,819           $ 24,011,838             $   50,755,657
Class C                   $    8,808,028           $          -             $    8,808,028
Class R                   $       33,730           $          -             $       33,730
Class Y                   $   14,016,138           $          -             $  308,920,188
Investor Class            $  124,517,490           $          -             $  124,517,490
Class I                   $            -           $294,904,050             $            -
Total Net
 Assets                   $4,020,983,794           $429,047,359             $4,450,031,153
Shares
 Outstanding
Class A                      221,821,985              6,958,193                228,173,281
Class B                        1,650,090              1,553,237                  3,131,388
Class C                          543,908                      -                    543,908
Class R                            1,994                      -                      1,994
Class Y                          808,519                      -                 20,776,532
Investor Class                 7,173,404                      -                  7,173,404
Class I                                -             18,668,696                          -
Shares
 Issued in
 Reorganization
Class A                                                                          6,351,296
Class B                                                                          1,481,298
Class Y                                                                         16,968,012
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                   Unrealized                 Accumulated
                                                 Depreciation on                Gain on
                                                   Closing Date              Closing Date
----------------------------------------------------------------------------------------------
AmSouth Value Fund                                  $73,055,075              $(28,434,297)
----------------------------------------------------------------------------------------------

8.  New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions will "more-likely-than-not" be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.


ADDITIONAL INFORMATION (unaudited)

For the fiscal year ended September 30, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2006 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

Pioneer Value Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareowners of Pioneer Value Fund:

We have audited the statement of assets and liabilities of Pioneer Value Fund (the "Fund"), including the schedule of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Value Fund at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
November 3, 2006

Pioneer Value Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter

Pioneer Funds Distributor, Inc.

Legal Counsel

Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent

Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 89 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The fund's statement of additional information provides more detailed information regarding the fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Value Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          Positions Held      Length of Service         Principal Occupation During Past   Other Directorships Held
Name and Age              With the Fund       and Term of Office        Five Years                         by this Trustee
John F. Cogan, Jr. (80)*  Chairman of the     Trustee since 1982.       Deputy Chairman and a Director     Director of ICI Mutual
                          Board, Trustee and  Serves until a successor  of Pioneer Global Asset            Insurance Company;
                          President           trustee is elected        Management S.p.A. ("PGAM");        Director of Harbor Global
                                              or earlier retirement or  Non-Executive Chairman and a       Company, Ltd.
                                              removal.                  Director of Pioneer Investment
                                                                        Management USA Inc.
                                                                        ("PIM-USA"); Chairman and a
                                                                        Director of Pioneer; Chairman
                                                                        and Director of Pioneer
                                                                        Institutional Asset
                                                                        Management, Inc. (since 2006);
                                                                        Director of Pioneer
                                                                        Alternative Investment
                                                                        Management Limited (Dublin);
                                                                        President and a Director of
                                                                        Pioneer Alternative Investment
                                                                        Management (Bermuda) Limited
                                                                        and affiliated funds; Director
                                                                        of PIOGLOBAL Real Estate
                                                                        Investment Fund (Russia)
                                                                        (until June 2006); Director of
                                                                        Nano-C, Inc. (since 2003);
                                                                        Director of Cole Investment
                                                                        Corporation (since 2004);
                                                                        Director of Fiduciary
                                                                        Counseling, Inc.; President
                                                                        and Director of Pioneer
                                                                        Funds Distributor, Inc.
                                                                        ("PFD") (until May 2006);
                                                                        President of all of the
                                                                        Pioneer Funds; and Of Counsel,
                                                                        Wilmer Cutler Pickering Hale
                                                                        and Dorr LLP (counsel to
                                                                        PIM-USA and the Pioneer Funds)
------------------------------------------------------------------------------------------------------------------------------------

*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

Pioneer Value Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


                             Positions Held  Length of Service         Principal Occupation During    Other Directorships Held
Name, Age and Address        With the Fund   and Term of Office        Past Five Years                by this Trustee
David R. Bock (62)           Trustee         Trustee since 2005.       Senior Vice President and      Director of The Enterprise
3050 K. Street NW,                           Serves until a successor  Chief Financial Officer,       Social Investment
Washington, DC 20007                         trustee is elected        I-trax, Inc. (publicly traded  Company (privately-held
                                             or earlier retirement or  health care services company)  affordable housing
                                             removal.                  (2001 - present); Managing     finance company); and
                                                                       Partner, Federal City Capital  Director of New York
                                                                       Advisors (boutique merchant    Mortgage Trust (publicly
                                                                       bank) (2002 to 2004); and      traded mortgage REIT)
                                                                       Executive Vice President and
                                                                       Chief Financial Officer,
                                                                       Pedestal Inc. (internet-based
                                                                       mortgage trading company)
                                                                       (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)            Trustee         Trustee since 1997.       President, Bush International  Director of Brady Corporation
3509 Woodbine Street,                        Serves until a succes-    (international financial       (industrial identification and
Chevy Chase, MD 20815                        sor trustee is elected    advisory firm)                 specialty coated material
                                             or earlier retirement or                                 products manufacturer);
                                             removal.                                                 Director of Briggs & Stratton
                                                                                                      Co. (engine manufacturer);
                                                                                                      Director of Mortgage Guaranty
                                                                                                      Insurance Corporation; and
                                                                                                      Director of UAL Corporation
                                                                                                      (airline holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)    Trustee         Trustee since 1990.       Founding Director, The          None
1001 Sherbrooke Street West,                 Serves until a succes-    Winthrop Group, Inc.
Montreal, Quebec, Canada                     sor trustee is elected    (consulting firm); and
H3A 1G5                                      or earlier retirement or  Desautels Faculty of
                                             removal.                  Management, McGill
                                                                       University
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Value Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Pioneer Value Fund
                               Positions Held  Length of Service           Principal Occupation During     Other Directorships Held
Name, Age and Address          With the Fund   and Term of Office          Past Five Years                 by this Trustee
Thomas J. Perna (56)           Trustee         Trustee since February,     Private investor (2004 -        Director of Quadriserv
89 Robbins Avenue,                             2006. Serves                present); and Senior Executive  Inc. (technology products
Berkeley Heights, NJ 07922                     until a successor           Vice President, The Bank of     for securities lending
                                               trustee is elected or       New York (financial and         industry)
                                               earlier retirement or       securities services) (1986 -
                                               removal.                    2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       Trustee         Trustee since 1982.         President and Chief Executive   Director of New America
One Boston Place, 28th Floor,                  Serves until a successor    Officer, Newbury, Piret &       High Income Fund, Inc.
Boston, MA 02108                               trustee is elected          Company, Inc. (investment       (closed-end investment
                                               or earlier retirement or    banking firm)                   company)
                                               removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)             Trustee         Trustee since 1985.         President, John Winthrop &      None
One North Adgers Wharf,                        Serves until a successor    Co., Inc. (private investment
Charleston, SC 29401                           trustee is elected          firm)
                                               or earlier retirement or
                                               removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Value Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service      Principal Occupation During       Other Directorships Held
Name and Age                 With the Fund         and Term of Office     Past Five Years                   by this Officer
Osbert M. Hood (54)*         Executive Vice        Since 2003. Serves     President and Chief Executive     Trustee of certain
                             President             at the discretion of   Officer, PIM-USA since May        Pioneer Funds
                                                   the Board              2003 (Director since January
                                                                          2001; Executive Vice President
                                                                          and Chief Operating Officer
                                                                          from November 2000 - May
                                                                          2003); Director of PGAM since
                                                                          June 2003; President and
                                                                          Director of Pioneer since May
                                                                          2003; President and Director
                                                                          of Pioneer Institutional Asset
                                                                          Management, Inc. since
                                                                          February 2006; Chairman and
                                                                          Director of Pioneer Investment
                                                                          Management Shareholder
                                                                          Services, Inc. ("PIMSS") since
                                                                          May 2003; Director of PFD
                                                                          since May 2006; Director of
                                                                          Oak Ridge Investments, L.L.C.
                                                                          (a registered investment
                                                                          adviser in which PIM-USA owns
                                                                          a minority interest) since
                                                                          January 2005; Director of
                                                                          Vanderbilt Capital Advisors,
                                                                          LLC (an institutional
                                                                          investment adviser
                                                                          wholly-owned by PIM-USA) since
                                                                          June 2006; and Executive Vice
                                                                          President of all of the
                                                                          Pioneer Funds since June 2003
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary             Since 2003. Serves     Secretary of PIM-USA; Senior      None
                                                   at the discretion of   Vice President - Legal of
                                                   the Board              Pioneer; Secretary/Clerk of
                                                                          most of PIM-USA's
                                                                          subsidiaries; and Secretary of
                                                                          all of the Pioneer Funds since
                                                                          September 2003 (Assistant
                                                                          Secretary from November 2000
                                                                          to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (41)   Assistant Secretary   Since 2003. Serves     Vice President and Senior         None
                                                   at the discretion of   Counsel of Pioneer since July
                                                   the Board              2002; Vice President and
                                                                          Senior Counsel of BISYS Fund
                                                                          Services, Inc. (April 2001 to
                                                                          June 2002); Senior Vice
                                                                          President and Deputy General
                                                                          Counsel of Funds Distributor,
                                                                          Inc. (July 2000 to April
                                                                          2001); and Assistant Secretary
                                                                          of all of the Pioneer Funds
                                                                          since September 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Value Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held       Length of Service     Principal Occupation During         Other Directorships Held
Name and Age                 With the Fund        and Term of Office    Past Five Years                     by this Officer
Christopher P. Harvey (45)   Assistant Secretary  Since July 2006.      Partner, Wilmer Cutler              None
                                                  Serves at the         Pickering Hale and Dorr LLP;
                                                  discretion of the     and Assistant Secretary of all
                                                  Board                 of the Pioneer Funds since
                                                                        July 2006
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer            Since 2000. Serves    Vice President - Fund               None
                                                  at the discretion of  Accounting, Administration and
                                                  the Board             Controllership Services of
                                                                        Pioneer; and Treasurer of all
                                                                        of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)         Assistant Treasurer  Since 2004. Serves    Deputy Treasurer of Pioneer         None
                                                  at the discretion of  since 2004; Treasurer and
                                                  the Board             Senior Vice President, CDC
                                                                        IXIS Asset Management Services
                                                                        from 2002 to 2003; Assistant
                                                                        Treasurer and Vice President,
                                                                        MFS Investment Management from
                                                                        1997 to 2002; and Assistant
                                                                        Treasurer of all of the
                                                                        Pioneer Funds since November
                                                                        2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Treasurer  Since 2000. Serves    Assistant Vice President -          None
                                                  at the discretion of  Fund Accounting,
                                                  the Board             Administration and
                                                                        Controllership Services of
                                                                        Pioneer; and Assistant
                                                                        Treasurer of all of the
                                                                        Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant Treasurer  Since 2002. Serves    Fund Accounting Manager - Fund      None
                                                  at the discretion of  Accounting, Administration and
                                                  the Board             Controllership Services of
                                                                        Pioneer; and Assistant
                                                                        Treasurer of all of the
                                                                        Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Positions Held       Length of Service      Principal Occupation During       Other Directorships Held
Name and Age                  With the Fund        and Term of Office     Past Five Years                   by this Officer
Katherine Kim Sullivan (32)   Assistant Treasurer  Since 2003. Serves     Fund Administration Manager -     None
                                                   at the discretion of   Fund Accounting,
                                                   the Board              Administration and
                                                                          Controllership Services since
                                                                          June 2003; Assistant Vice
                                                                          President - Mutual Fund
                                                                          Operations of State Street
                                                                          Corporation from June 2002 to
                                                                          June 2003 (formerly Deutsche
                                                                          Bank Asset Management);
                                                                          Pioneer Fund Accounting,
                                                                          Administration and
                                                                          Controllership Services (Fund
                                                                          Accounting Manager from August
                                                                          1999 to May 2002); and
                                                                          Assistant Treasurer of all of
                                                                          the Pioneer Funds since
                                                                          September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)       Chief Compliance     Since March 2006.      Chief Compliance Officer of       None
                              Officer              Serves at the discre-  Pioneer and all of the Pioneer
                                                   tion of the Board      Funds since March 2006; Vice
                                                                          President and Senior Counsel
                                                                          of Pioneer since September
                                                                          2004; and Senior Vice
                                                                          President and Counsel, State
                                                                          Street Research & Management
                                                                          Company (February 1998 to
                                                                          September 2004)
------------------------------------------------------------------------------------------------------------------------------------


The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                       pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the annual filing of its Form N-1A, totaled approximately $33,915 in 2006 and $45,770 in 2005.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended
September 30, 2006 and 2005.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $7,515 and $6,800 in 2006 and 2005, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September 30, 2006 and 2005, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $7,515 in 2006 and $50,514 in 2005.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2006


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date November 29, 2006

* Print the name and title of each signing officer under his or her signature.